Exhibit 32.2

VERTICALNET, INC.

CERTIFICATION OF THE REGISTRANT’S CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gene S. Godick, Executive Vice President and Chief Financial Officer of Verticalnet, Inc., a Pennsylvania corporation (the “Company”), hereby certify to my knowledge that:

(1) The Company’s annual report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GENE S. GODICK
Gene S. Godick
Executive Vice President and Chief Financial Officer

Date: March 31, 2005

A signed original of this written statement required by Section 906 has been provided to Verticalnet, Inc. and will be retained by Verticalnet, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.